Exhibit 10.3

EXECUTION VERSION

SECOND TRUST AGREEMENT SUPPLEMENT AND AMENDMENT

TO

SECOND AMENDED AND RESTATED TRUST AND SERVICING AGREEMENT

among

AMERICAN TOWER DEPOSITOR SUB, LLC,

as Depositor,

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION,

as Servicer,

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Trustee

dated as of March 13, 2023

TABLE OF CONTENTS

		Page

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01	Definitions	2

ARTICLE II

ISSUANCE OF THE SERIES 2023-1 SECURITIES

Section 2.01	Designation of the Securities	3
Section 2.02	Form of Series 2023-1 Securities	4
Section 2.03	Trustee Certification	4

ARTICLE III

AMENDMENT OF THE TRUST AND SERVICING AGREEMENT

Section 3.01	Definitions	4
Section 3.02	Permitted Withdrawals from the Collection Account and the Distribution Account	6
Section 3.03	Servicer Termination Events	9
Section 3.04	Fees and Expenses of Trustee and Custodian	9

ARTICLE IV

GENERAL PROVISIONS

Section 4.01	Governing Law	10
Section 4.02	Severability	10
Section 4.03	Counterparts	10
Section 4.04	Direction to the Servicer	10

-i-

SECOND TRUST AGREEMENT SUPPLEMENT AND AMENDMENT

This SECOND TRUST AGREEMENT SUPPLEMENT AND AMENDMENT TO SECOND AMENDED AND RESTATED TRUST AND SERVICING AGREEMENT (the “Trust Agreement Supplement”) is dated as of March 13, 2023, and entered into by and among American Tower Depositor Sub, LLC (the “Depositor”), U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as successor in interest to U.S. Bank National Association, as trustee (the “Trustee”), and MIDLAND LOAN SERVICES, a Division of PNC Bank, National Association, as servicer (the “Servicer”).

RECITALS

WHEREAS, the Trustee entered into a Trust and Servicing Agreement, dated as of May 4, 2007 (the “Initial Closing Date”), among the Trustee, the Servicer, and the Depositor, as amended and restated by the First Amended and Restated Trust and Servicing Agreement, dated as of March 15, 2013, and as further amended and restated by the Second Amended and Restated Trust and Servicing Agreement, dated as of March 29, 2018 (the “Trust and Servicing Agreement”), among the Trustee, the Servicer and the Depositor, whereby the Trust was created;

WHEREAS, American Tower Asset Sub, LLC, a Delaware limited liability company (“Asset Sub”), and American Tower Asset Sub II, LLC, a Delaware limited liability company (“Asset Sub II”, together with Asset Sub, the “Borrowers”) are Borrowers under that certain Loan and Security Agreement, dated as of the Initial Closing Date (as the same has been amended, restated, supplemented or otherwise modified to the date hereof, the “Initial Loan Agreement”);

WHEREAS, on March 15, 2013, the Borrowers and the Trustee, on behalf of American Tower Trust I (the “Trust”) as lender (in such capacity, the “Lender”), amended and restated the Initial Loan Agreement pursuant to that certain First Amended and Restated Loan and Security Agreement, dated as of March 15, 2013 (the “First Amended and Restated Loan Agreement”), between the Borrowers and the Trustee;

WHEREAS, on March 29, 2018, the Borrowers and the Trustee amended and restated the First Amended and Restated Loan Agreement pursuant to that certain Second Amended and Restated Loan and Security Agreement, dated as of March 29, 2018 (the “Loan Agreement”), between the Borrowers and the Lender;

WHEREAS, the Borrowers have requested, and the Lender has agreed to, a supplement and amendment to the Loan Agreement (the “Second Loan Agreement Supplement”), dated as of the date hereof, between the Borrowers and the Lender;

WHEREAS, the Second Loan Agreement Supplement provides, among other things, for a Mortgage Loan Increase, as defined in the Loan Agreement and pursuant to the terms thereof;

WHEREAS, the Trust and Servicing Agreement provides that, upon a Mortgage Loan Increase and satisfaction of the conditions set forth in Section 3.23 of the Trust and Servicing Agreement, the Trustee is authorized to execute this Trust Agreement Supplement and issue a

Subclass of Additional Securities corresponding to each Component of such Mortgage Loan Increase;

WHEREAS, the Series 2023-1 Securities constitute Securities as defined in the Trust and Servicing Agreement; and

WHEREAS, the Trustee and the Servicer intend these recitals to be a material part of this Agreement.

NOW, THEREFORE, it is mutually covenanted and agreed as follows:

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01    Definitions. All defined terms used herein and not defined herein shall have the meanings ascribed to such terms in the Trust and Servicing Agreement. All words and phrases defined in the Trust and Servicing Agreement shall have the same meanings in this Trust Agreement Supplement, except as otherwise appears in this Article. In addition, the following terms have the following meanings in this Trust Agreement Supplement unless the context clearly requires otherwise:

“2023-1 Notes” shall have the meaning ascribed to it in Section 2.03(a) hereof.

“Assumed Final Distribution Date” shall mean, with respect to each of the Series 2023-1A Securities and the Series 2023-1R Securities, the Distribution Date in March 2028.

“Initial Purchasers” shall mean Barclays Capital Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC and the other initial purchasers listed on Schedule I to the Purchase Agreement.

“Memorandum” shall mean the offering memorandum, dated March 8, 2023, in respect of the Series 2023-1 Securities, together with all appendices, annexes, exhibits and supplements thereto.

“Pass-Through Rate” shall have the meaning ascribed to it in Section 2.01(b) hereof.

“Purchase Agreement” shall mean, with respect to the Series 2023-1A Securities, the purchase agreement entered into by the Initial Purchasers, SpectraSite Communications, LLC, the Depositor and the Trustee, dated as of March 8, 2023.

“Rated Final Distribution Date” shall mean, with respect to each of the Series 2023–1A Securities and the Series 2023-1R Securities, the Distribution Date in March 2053.

“Rating Agency” means, with respect to the Series 2023-1A Securities, Moody’s or Fitch. If such rating agency or any successor fails to remain in existence, “Rating Agency” shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable

Person designated by the Trustee, notice of which designation shall be given to the other parties hereto, and specific ratings of Fitch or Moody’s herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

“Series 2023-1 Securities” shall mean the Series 2023-1A Securities and the Series 2023-1R Securities.

“Series 2023-1A Securities” shall have the meaning ascribed to it in Section 2.01(a) hereof.

“Series 2023-1R Securities” shall have the meaning ascribed to it in Section 2.01(a) hereof.

Words importing the masculine gender include the feminine gender. Words importing persons include firms, associations and corporations. Words importing the singular number include the plural number and vice versa. Additional terms are defined in the body of this Trust Agreement Supplement.

In the event that any term or provision contained herein with respect to the Series 2023-1 Securities shall conflict with or be inconsistent with any term or provision contained in the Trust and Servicing Agreement, the terms and provisions of this Trust Agreement Supplement shall govern.

ARTICLE II

ISSUANCE OF THE SERIES 2023-1 SECURITIES

Section 2.01    Designation of the Securities.

(a)    The Securities to be issued hereunder will be issued in (i) one (1) Subclass hereby designated as the “Series 2023-1A Securities” and (ii) in one (1) Subclass hereby designated as the “Series 2023-1R Securities.” Upon execution of this Trust Agreement Supplement, subject to Section 3.23 of the Trust Agreement, the Trustee shall, upon written direction of the Depositor, execute, and cause the Certificate Registrar to authenticate and deliver to the Initial Purchasers on the date hereof, the Series 2023-1 Securities in authorized denominations.

(b)    Each Subclass of the Series 2023-1 Securities shall have the initial Subclass Principal Balance and ratings set forth opposite such Subclass in the following table:

Subclass of Series 2023-1 Securities	Initial Subclass Principal Balance	Ratings (Moody’s/Fitch)
2023-1A	$1,300,000,000	Aaa(sf)/AAA(sf)
2023-1R	$68,500,000	N/A

(c)    Each Subclass of the Series 2023-1 Securities shall have the “Pass-Through Rate” set forth opposite such Subclass in the following table:

Subclass of Series 2023-1 Securities	Pass-Through Rate
2023-1A	5.490%
2023-1R	5.735%

Section 2.02    Form of Series 2023-1 Securities. The Series 2023-1A Securities shall be in substantially the form set forth in Schedule I hereto. The Series 2023-1R Securities shall be in substantially the form set forth in Schedule II hereto and shall initially be issued in the form of a Definitive Security.

Section 2.03    Trustee Certification. Pursuant to Section 2.02(f) of the Trust and Servicing Agreement, the Trustee hereby certifies that:

(a)    the Trustee or a Custodian on its behalf is in the possession of (i) the Promissory Note 2023-1A, dated as of the date hereof, made by the Borrowers to the order of the Trustee, in the aggregate principal amount of $1,300,000,000 and (ii) the Promissory Note 2023-1R, dated as of the date hereof, made by the Borrowers to the order of the Trustee, in the aggregate principal amount of $68,500,000 (together, the “2023-1 Notes”); and

(b)    the Trustee or such Custodian on its behalf has reviewed each such 2023-1 Note (or copies thereof) and each such 2023-1 Note (i) appears regular on its face, (ii) appears to have been executed and (iii) purports to relate to the Mortgage Loan.

ARTICLE III

AMENDMENT OF THE TRUST AND SERVICING AGREEMENT

Section 3.01    Definitions.

(a)    The parties hereto agree that the following definitions are hereby added to Section 1.01 of the Trust and Servicing Agreement in the appropriate alphabetical order:

“2018-1 Custodian Fee” means the fee payable monthly to the Custodian on each Distribution Date accruing during each Security Collection Period at the applicable Custodian Fee Rate on the aggregate Component Principal Balance of the 2018-1A Component and the 2018-1R Component of the Mortgage Loan from time to time.

“2018-1 Trustee Fee” means the fee payable monthly to the Trustee on each Distribution Date accruing during each Security Collection Period at the applicable Trustee Fee Rate on the aggregate Component Principal Balance of the 2018-1A Component and the 2018-1R Component of the Mortgage Loan from time to time.

“2023-1 Custodian Fee” means the fee payable monthly to the Custodian on each Distribution Date accruing during each Security Collection Period at the applicable

Custodian Fee Rate on the aggregate Component Principal Balance of the 2023-1A Component and the 2023-1R Component of the Mortgage Loan from time to time.

“2023-1 Trustee Fee” means the fee payable monthly to the Trustee on each Distribution Date accruing during each Security Collection Period at the applicable Trustee Fee Rate on the aggregate Component Principal Balance of the 2023-1A Component and the 2023-1R Component of the Mortgage Loan from time to time.

“Custodian” means initially U.S. Bank National Association, or any successor thereto.

“Custodian Fee” means the 2018-1 Custodian Fee and the 2023-1 Custodian Fee, collectively, payable to the Custodian pursuant to Section 8.05(b).

“Custodian Fee Rate” means, with respect to the 2018-1 Custodian Fee, 0.0007% per annum, and, with respect to the 2023-1 Custodian Fee, 0.0020% per annum.

(b)     The parties hereto agree that the following definitions in Section 1.01 of the Trust and Servicing Agreement are hereby amended by (i) deleting the stricken text and (ii) inserting the text therein which is double underlined, in each case, in the place where such text appears below:

“Additional Trust Fund Expense” means (a) any unreimbursed Debt Service Advances or unreimbursed Servicing Advances to the Servicer or the Trustee, including Advance Interest thereon, (b) the Servicing Fee, Other Servicing Fees and Additional Servicing Compensation payable to the Servicer, (c) the Trustee Fee, the Custodian Fee and other reimbursements and indemnification payments payable to the Trustee, the Custodian and certain related persons pursuant to Section 8.05(b), (d) other reimbursements and indemnifications payable to the Servicer and certain persons affiliated with them pursuant to Section 3.18 or Section 6.03, (e) any federal, state or local taxes imposed on the Trust Fund (other than taxes described in Sections 10.01(b)(i) or (ii)); and (f) any other costs, expenses and liabilities (other than Servicing Fees, ~~and~~ Trustee Fees and Custodian Fees) that are required to be borne by the Trust or paid from the Trust Fund in accordance with applicable law or the terms of this Agreement.

“Eligible Account” means either (a) an account maintained with a federal or state-chartered depository institution or trust company which is an Eligible Institution, (b) a segregated trust account maintained with the trust department of a federal or state-chartered depository institution or trust company (which may include the Trustee), having corporate trust powers, acting in its fiduciary capacity, and having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority regarding fiduciary funds on deposit similar to 12 C.F.R. § 9.10(b) and which depository institution or trust company’s long-term debt or deposit obligations are rated at least “A2” by Moody’s (or its equivalent from at least one NRSRO if Moody’s is not a Rating Agency for any Series of Securities) or short-term debt or deposit obligations are rated at least “P-1” by Moody’s (or its equivalent from at least one NRSRO if Moody’s is not a Rating Agent for any Series of Securities), or (c) an account in any other insured depository institution reasonably acceptable to the Servicer and the Trustee and for which Rating Agency Confirmation has been obtained; provided that, in the event that any account no longer qualifies as an Eligible Account pursuant to the definition hereof, such account shall be replaced with an Eligible Account within 60 days of such account’s ineligibility.

“Trustee Fee” means ~~the fee designated as such and~~ the 2018-1 Trustee Fee and the 2023-1 Trustee Fee, collectively, payable to the Trustee pursuant to Section  8.05~~(a)~~(b).

“Trustee Fee Rate” means ~~0.0014%~~, with respect to the 2018-1 Trustee Fee, 0.0014% per annum, and, with respect to the 2023-1 Trustee Fee, 0.0025% per annum.

“Value Reduction Amount” means, with respect to the Mortgage Loan, an amount (calculated by the Servicer as of the Determination Date as soon as practicable following (A) the Servicer’s reasonable determination that an Event of Default has occurred or is likely to occur or (B) the commencement of an Amortization Period as the result of the failure to pay a Component of the Mortgage Loan in full on or prior to the Anticipated Repayment Date of such Component, and, for so long as such Event of Default (as determined by the Servicer) or such Amortization Period shall be continuing, on each subsequent Determination Date) equal to the positive excess (if any) of: (a) the sum, without duplication, of (i) the aggregate of the outstanding Component Principal Balances of the Mortgage Loan, (ii) to the extent not previously advanced, all accrued but unpaid interest (excluding Post-ARD Additional Interest) on the Mortgage Loan, (iii) all accrued but unpaid Servicing Fees, ~~and~~ Trustee Fees and Custodian Fees, (iv) all related unreimbursed Advances (plus Advance Interest accrued thereon), (v) all other unreimbursed Additional Trust Fund Expenses, and (vi) all currently due and unpaid real estate or personal property taxes and assessments, insurance premiums and, if applicable, ground rents (in each case net of any amounts escrowed therefor), over (b) an amount equal to 90% of the Enterprise Value as most recently determined pursuant to Section 3.19.

Section 3.02    Permitted Withdrawals from the Collection Account and the Distribution Account. The parties hereto agree that Section 3.05 of the Trust and Servicing Agreement is hereby amended by (x) deleting the stricken text and (y) inserting the text therein which is double underlined, in each case, in the place where such text appears below:

(a)    The Servicer may, on or prior to any Servicer Remittance Date, make withdrawals from the Collection Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

(i)    to withdraw any sums deposited in error in the Collection Account and pay such sums to Persons entitled thereto;

(ii)    to pay, when due and payable, to the Servicer as compensation, the aggregate unpaid Servicing Fee, the Special Servicing Fee, any Workout Fees or Liquidation Fees and any Other Servicing Fees then owing to it;

(iii)    to pay or reimburse the Servicer and the Trustee for Advances made by each and not previously reimbursed and interest thereon (provided that the Trustee will have priority with respect to such payment or reimbursement), the right to payment or reimbursement pursuant to this clause (iii) being limited to, in the case of Debt Service Advances, to amounts that represent Late Collections of interest and principal, and in the case of Servicing Advances, to amounts actually paid by the Borrowers in respect of the item for which the Servicing Advance was made (or from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, and Net REO Revenues), except, in each case, for Advances determined to be a Non-Recoverable Debt Servicing Advance or Non-Recoverable Servicing Advance, which are not so limited;

(iv)    to pay the Trustee and itself, in that order, any interest accrued and payable in accordance with Section 3.11 or Section 4.03(c), as applicable, on any Advance made thereby, after such Advance has been reimbursed, out of amounts paid by the Borrowers in respect thereof, and otherwise out of general collections on the Mortgage Loan;

(v)    to reimburse the Trustee and the Servicer for Liquidation Expenses incurred by them in connection with the liquidation of a Site or an REO Property (and not otherwise covered by an Insurance Policy);

(vi)    to pay, reimburse or indemnify the Servicer ~~and~~, the Trustee and the Custodian for any other amounts payable, reimbursable or indemnifiable pursuant to the terms of the Agreement and not previously paid, reimbursed or indemnified pursuant to Subsection (ii), (iii), (iv) or (v) above or (vii) below;

(vii)    to pay to the Servicer as additional compensation, any income earned (net of losses required to be paid by the Servicer) on the investment of funds deposited in the Collection Account;

(viii)    to pay (or set aside for eventual payment) any and all taxes imposed on the Trust Fund by federal or state governmental authorities to the extent that such taxes have not previously been paid;

(ix)    to pay to any successor manager appointed to manage the REO Properties, if any, a management fee to the extent not paid from the REO Account;

(x)    to pay any other Additional Trust Fund Expense (with respect to Additional Servicing Compensation, to the extent paid by the Borrowers);

(xi)    to transfer, on or before 3:00 p.m. (New York City time) on each Servicer Remittance Date, the Servicer Remittance Amount to the Distribution Account; and

(xii)    to clear and terminate the Collection Account upon the termination of this Agreement.

If amounts on deposit in the Collection Account at any particular time (after withdrawing any portion of such amounts deposited in the Collection Account in error) are insufficient to satisfy all payments, reimbursements and remittances to be made therefrom as set forth in clauses (ii) through (xi) above, then the corresponding withdrawals from the Collection Account shall be made in the following priority and subject to the following rules: (A) first, to the Servicer, in respect of Additional Trust Fund Expenses payable to it subject to limits set forth herein, (B) second, to the Trustee, in respect of Additional Trust Fund Expenses payable to it subject to limits set forth herein, (C) third, to the Distribution Account, for distribution of amounts payable to the Securityholders and (D) fourth, to the Servicer, any income earned (net of losses required to be paid by the Servicer) on the investment of funds deposited in the Collection Account.

The Servicer shall keep and maintain separate accounting records, on a property-by-property basis when appropriate, in connection with any withdrawal from the Collection Account pursuant to any of clauses (ii) through (xii) above.

(b)    The Trustee shall, from time to time, make withdrawals from the Distribution Account for each of the following purposes, in the following order of priority, to the extent not previously paid:

(i)    first, to pay itself or any of its respective directors, officers, employees and agents any amounts payable or reimbursable to any such Person pursuant to Section 8.05, including the Trustee Fee to the Trustee

(ii) second, to pay to the Custodian or any of its respective directors, officers, employees and agents any amounts payable or reimbursable pursuant to Section 8.05, including the Custodian Fee to the Custodian;

(iii )     ~~second~~ third, to pay (in no order of priority):

(A)     the Certificate Registrar, the Custodian or any of their respective directors, officers, employees and agents, as the case may be, any amounts payable or reimbursable to any such Person pursuant to Sections 8.05(b) and 8.13(a);

(B)    to pay for the cost of the Opinions of Counsel sought by the Trustee as contemplated by Section 11.01(a) or 11.01(c) in connection with any amendment to this Agreement requested by the Trustee which amendment is in furtherance of the rights and interests of Securityholders;

(C)    to pay any and all federal, state and local taxes imposed on the Trust Fund or on the assets or transactions of the Trust Fund, together with all incidental costs and expenses, and any and all expenses relating to tax audits, if and to the extent that either (A) none of the parties hereto are liable therefor pursuant to Section 10.01(b) or (B) any such Person that may be so liable has failed to make the required payment on a timely basis;

(i~~ii~~v)    ~~third~~ fourth, to make distributions to the Holders of the Securities on each Distribution Date pursuant to Section 4.01(a); and

(~~i~~v)     ~~fourth~~ fifth, to clear and terminate the Distribution Account at the termination of this Agreement pursuant to Section 9.01.

(c)    The Trustee, the Custodian and the Servicer, as applicable, shall in all cases have a right prior to the Securityholders to any funds on deposit in the Collection Account and the Distribution Account from time to time for the reimbursement or payment of compensation, Advances (with interest thereon at the Prime Rate) and their respective expenses, indemnifications and other reimbursements hereunder or under the Loan Agreement or Cash Management Agreement, but only if and to the extent that such compensation, Advances (with interest) and expenses, indemnifications and other reimbursements are to be reimbursed or paid from such funds on deposit in the Collection Account or the Distribution Account pursuant to the express terms of this Agreement.

Section 3.03    Servicer Termination Events. The parties hereto agree that clause (ix) of the definition of “Servicer Termination Events” in Section 7.01(a) of the Trust and Servicing Agreement is hereby amended by inserting the text therein which is double underlined in the place where such text appears below:

(ix)    the Servicer is no longer “approved” as a master servicer or, if the Mortgage Loan is a Specially Serviced Mortgage Loan, as a special servicer, by any Rating Agency (other than S&P or Fitch) to act in such capacity for commercial mortgage loans or pools of commercial mortgage loans, or, in the case of S&P, the Servicer or the Special Servicer, as the case may be, is no longer listed on S&P’s Select Servicer List as a U.S. Commercial Mortgage Master Servicer or a U.S. Commercial Mortgage Special Servicer, as applicable, or, in the case of Fitch, the Servicer is no longer a Qualified Servicer;

Section 3.04    Fees and Expenses of Trustee and Custodian. The parties hereto agree that Section 8.05(a) of the Trust and Servicing Agreement is hereby amended by inserting the text therein which is double underlined in the place where such text appears below:

(a)    On each Distribution Date, the Trustee shall withdraw from the Distribution Account, prior to any distributions to be made therefrom to Securityholders on such date, and pay to (i) itself all Trustee Fees and (ii) the Custodian all Custodian Fees, in each case, earned in respect of the Mortgage Loan through the end of the then most recently ended Security Collection Period as compensation for all services rendered by the Trustee, respectively, hereunder. The Trustee Fee and the Custodian Fee shall accrue during each Security Collection Period at the applicable Trustee Fee Rate or the applicable Custodian Fee Rate, as the case may be, on a principal amount equal to the Stated Principal Balance of the Mortgage Loan as of the end of the immediately preceding Security Collection Period. The Trustee Fee and the Custodian Fee shall be calculated on the same basis as the Servicing Fee.

ARTICLE IV

GENERAL PROVISIONS

Section 4.01    Governing Law. THIS TRUST AGREEMENT SUPPLEMENT AND THE SERIES 2023-1 SECURITIES AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS TRUST AGREEMENT SUPPLEMENT AND THE SERIES 2023-1 SECURITIES, THE RELATIONSHIP OF THE PARTIES TO THIS TRUST AGREEMENT SUPPLEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS TRUST AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS TRUST AGREEMENT SUPPLEMENT.

Section 4.02    Severability. In case any provision in this Trust Agreement Supplement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Trust Agreement Supplement or the Series 2023-1 Securities shall not in any way be affected or impaired thereby.

Section 4.03    Counterparts. This Trust Agreement Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Trust Agreement Supplement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Trust Agreement Supplement. The parties agree that this Trust Agreement Supplement or any amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Trust Agreement Supplement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law. Electronic signature shall mean any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and shall be the same as handwritten signatures for the purposes of validity, enforceability and admissibility. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Trust Agreement Supplement or any document to be signed in connection with this Trust Agreement Supplement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form.

Section 4.04    Direction to the Servicer. The Servicer is hereby directed to execute and deliver any amendments to any Mortgage necessary or desirable in connection with the issuance of the 2023-1 Notes, subject to and in accordance with Sections 3.01(b) and 6.03 of the Trust and Servicing Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Trust Agreement Supplement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

AMERICAN TOWER DEPOSITOR SUB, LLC,
as Depositor

By:	/s/ Rodney M. Smith
Name: Rodney M. Smith
Title: Executive Vice President, Chief Financial Officer and Treasurer

Signature Page for Second Trust Agreement Supplement

MIDLAND LOAN SERVICES, a Division of
PNC Bank, National Association,
as Servicer

By:	/s/ David A. Eckels
Name: David A. Eckels
Title: Senior Vice President

Signature Page to Second Trust Agreement Supplement

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

By:	/s/ Christopher J. Nuxoll
Name: Christopher J. Nuxoll
Title: Vice President

Signature Page to Second Trust Agreement Supplement

SCHEDULE I

AMERICAN TOWER TRUST I

SECURED TOWER REVENUE SECURITIES, SERIES 2023-1

SUBCLASS 2023-1A

This is one of a series of secured tower revenue securities (collectively, the “Securities”), issued in multiple subclasses (each, a “Subclass”), which series of Securities evidences the entire beneficial ownership interest in the trust fund (the “Trust Fund”) consisting primarily of a single, monthly pay, non-recourse Mortgage Loan (as defined in the Agreement hereinafter referred to):

REGULATION S GLOBAL SECURITY

Pass-Through Rate:	Subclass Principal Balance of the
5.490%	Subclass 2023-1A Securities as of the Closing
Date: $1,300,000,000

Closing Date: March 13, 2023	Security Principal Balance of this Security as
of the Closing Date: $[ ]

First Distribution Date:	Original Principal Balance of the Mortgage
April 2023	Loan as of the Closing Date: $1,894,900,000

Assumed Final Distribution Date: March 2028	Servicer:
Midland Loan Services, a Division of PNC Bank, National Association

Rated Final Distribution Date: March 2053	Trustee:
U.S. Bank Trust Company, National Association

Security No.: 2023-1A	CUSIP No.: U0405D AL3 ISIN No. USU0405DAL39

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (A “QUALIFIED INSTITUTIONAL BUYER”) WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT “RULE 144A”) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF PARAGRAPH (1), (2), (3) OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT OR AN ENTITY OWNED ENTIRELY BY OTHER ENTITIES THAT FALL WITHIN SUCH PARAGRAPHS IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (3) TO A NON-”U.S. PERSON” IN AN “OFFSHORE TRANSACTION”, AS DEFINED IN, AND IN ACCORDANCE WITH THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND ALL APPLICABLE FOREIGN SECURITIES LAWS.

EACH PURCHASER AND HOLDER OF THIS SECURITY OR ANY INTEREST HEREIN SHALL BE DEEMED (OR REQUIRED, IN THE CASE OF A DEFINITIVE SECURITY) TO REPRESENT AND WARRANT THAT EITHER (A) IT IS NOT (I) AN “EMPLOYEE BENEFIT PLAN” WITHIN THE MEANING OF SECTION (3) OF THE UNITED STATES EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, (II) A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR PROVISIONS UNDER ANY OTHER U.S. OR NON-U.S. FEDERAL, STATE, LOCAL OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, “SIMILAR LAWS”), (III) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO CONSTITUTE THE ASSETS OF ANY OF THE FOREGOING DESCRIBED IN CLAUSES (I) AND (II) PURSUANT TO ERISA OR OTHERWISE (EACH OF THE FOREGOING DESCRIBED IN CLAUSES (I), (II) AND (III) BEING REFERRED TO AS A “PLAN”), OR (IV) A PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING OR HOLDING THIS SECURITY OR ANY INTEREST THEREIN ON BEHALF OF, AS FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF, ANY PLAN OR (B) ITS PURCHASE, HOLDING AND DISPOSITION OF THIS SECURITY

OR AND ANY INTEREST THEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR A SIMILAR VIOLATION OF ANY APPLICABLE SIMILAR LAWS.

THIS SECURITY DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN AMERICAN TOWER TRUST I, SPECTRASITE COMMUNICATIONS, LLC, MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION, U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, BARCLAYS CAPITAL INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. EXCEPT FOR THE GUARANTY OF THE REPAYMENT OF THE MORTGAGE LOAN PROVIDED BY AMERICAN TOWER HOLDING SUB, LLC (WHOSE ONLY MATERIAL ASSET IS THE EQUITY INTEREST IN AMERICAN TOWER ASSET SUB, LLC AND AMERICAN TOWER ASSET SUB II, LLC), AND BY AMERICAN TOWER GUARANTOR SUB, LLC (WHOSE ONLY MATERIAL ASSET IS THE EQUITY INTEREST IN AMERICAN TOWER HOLDING SUB, LLC), NEITHER THE SECURITIES NOR THE MORTGAGE LOAN IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR BY ANY OTHER PERSON.

THE OUTSTANDING SECURITY PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

This certifies that CEDE & CO. is the registered owner of the Subclass Percentage Interest evidenced by this Security (obtained by dividing the principal amount of this Security (its “Security Principal Balance”) as of the Closing Date by the Subclass Principal Balance of the Subclass of Securities to which this Security belongs) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Subclass 2023-1A Securities. The Trust Fund was created pursuant to a Trust and Servicing Agreement, dated as of May 4, 2007, among American Tower Depositor Sub, LLC, as depositor (the “Depositor”), Midland Loan Services, a Division of PNC Bank, National Association (as successor to The Bank of New York Mellon), as servicer (in such capacity, the “Servicer”) and U.S. Bank Trust Company, National Association, successor in interest to U.S. Bank National Association, successor in interest to Bank Of America, National Association, successor by merger to LaSalle Bank National Association, as trustee (the “Trustee”), as amended and restated by the First Amended and Restated Trust and Servicing Agreement, dated as of March 15, 2013, among the Depositor, the Servicer and the Trustee, as further amended and restated by the Second Amended and Restated Trust and Servicing Agreement, dated as of March 29, 2018 (the “Trust Agreement”), among the Depositor, the Servicer and the Trustee, as supplemented by the First Trust Agreement Supplement, dated as of March 29, 2018 among the Depositor, the Servicer and the Trustee, and by the Second Trust Agreement Supplement, dated as of March 13, 2023 (the Trust Agreement, as so amended and restated and so supplemented, the “Agreement”). To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Agreement. This Security is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Security by virtue of its acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, beginning on the first Distribution Date specified above, distributions will be made on the 15th day of each month or, if any such 15th day is not a Business Day, on the next succeeding Business Day (each, a “Distribution Date”) to the Person in whose name this Security is registered at the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs (the “Record Date”), in an amount equal to the product of the Subclass Percentage Interest evidenced by this Security and the amount required to be distributed to all the Holders of the Subclass of Securities to which this Security belongs on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Security will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if this Securityholder shall have provided the Trustee with wiring instructions no later than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of this Securityholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Security will be made in like manner, but only upon presentation and surrender of this Security at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

This Security shall accrue interest during each Interest Accrual Period on the Security Principal Balance of such Security at a rate per annum equal to the related Pass-Through Rate. Interest on each Subclass of Securities shall be calculated on a 30/360 Basis and, during each Interest Accrual Period, shall accrue at the Pass-Through Rate for such Subclass for such Interest

Accrual Period on the Subclass Principal Balance thereof outstanding immediately prior to the related Distribution Date.

The Securities are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loan, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account, the Collection Account, the Lock Box Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Securityholders, such purposes including the reimbursement of advances made, or certain expenses occurred, with respect to the Mortgage Loan and the payment of interest on such advances and expenses.

Any distribution to the Holder of this Security in reduction of the Security Principal Balance hereof is binding on such Holder and all future Holders of this Security and any Security issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such distribution is made upon this Security.

This Security is issuable in fully registered form only without coupons. As provided in the Agreement and subject to certain limitations therein set forth, this Security is exchangeable for new Securities of the same Subclass in authorized denominations evidencing the same aggregate Subclass Percentage Interest, as requested by the Holder surrendering the same.

No transfer, sale, pledge or other disposition of any Security or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.

If a transfer of any Security that constitutes a Definitive security is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Securities or a transfer of any Security by the Depositor or an Affiliate of the Depositor or a transfer of a Book-Entry Security to a successor Depository as contemplated by Section 5.03(c) of the Agreement), then the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Securityholder desiring to effect such transfer substantially in the form attached as Exhibit E-5 or Exhibit E-6 to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Securityholder desiring to effect such transfer and/or such Securityholder’s prospective Transferee on which such Opinion of Counsel is based.

If a transfer of any interest in a Rule 144A Global Security is to be made without registration under the Securities Act to a Person who will take delivery of such interest in the form of Regulation S Global Security, then the Security Owner desiring to effect such transfer shall be required to deliver to the Trustee (i) a certificate substantially in the form attached as Exhibit E-1 to the Agreement, or (ii) such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and Euroclear to direct the Trustee to debit the account of a Depository Participant by a denomination of interests in such Rule 144A Global Security, and credit the account of a Depository Participant by a denomination of interests in such Regulation S Global Security, that is equal to the denomination of beneficial interests in the Subclass of Securities to be transferred. Upon delivery to the Certificate Registrar of such certification and such orders and instructions, the Trustee, subject to and in accordance with the applicable procedures of the Depository, shall reduce the denomination of the Rule 144A Global Security in respect of the applicable Subclass of Securities and increase the denomination of the Regulation S Global Security for such Subclass by the denomination of the beneficial interest in such Subclass specified in such orders and instructions. If a transfer of any interest in a Rule 144A Global Security is to be made without registration under the Securities Act, the Security Owner desiring to effect such transfer shall be deemed to have represented and warranted that all the certifications set forth in Exhibit E-1 hereto are, with respect to the subject Transfer, true and correct.

Notwithstanding the foregoing, any interest in a Rule 144A Global Security with respect to any Subclass of Book-Entry Securities may be transferred by any Security Owner holding such interest to any Institutional Accredited Investor (other than a Qualified Institutional Buyer) that takes delivery in the form of a Definitive security of the same Subclass as such Rule 144A Global Security upon delivery to the Certificate Registrar and the Trustee of (i) such certifications and/or opinions as are contemplated by the fourth paragraph of Section 5.02(b) of the Agreement and (ii) such written orders and instructions as are required under the applicable procedures of the Depository to direct the Trustee to debit the account of a Depository Participant by the denomination of the transferred interests in such Rule 144A Global Security. Upon delivery to the Certificate Registrar of the certifications and/or opinions contemplated by the fourth paragraph of Section 5.02(b) of the Agreement the Trustee, subject to and accordance with the applicable procedures of the Depository, shall reduce the denomination of the subject Rule 144A Global Security by the denomination of the transferred interests in such Rule 144A Global Security, and shall cause a Definitive security of the same Subclass as such Rule 144A Global Security, and in a denomination equal to the reduction in the denomination of such Rule 144A Global Security, to be executed, authenticated and delivered in accordance with the Agreement to the applicable Transferee.

Except as provided in the next paragraph, no beneficial interest in a Regulation S Global Security for any Subclass of Book-Entry Securities shall be transferred to any Person who takes delivery other than in the form of a beneficial interest in such Regulation S Global Security. On and prior to the Release Date, the Security Owner desiring to effect any Transfer to any Person who takes delivery in the form of a beneficial interest in the Rule 144A Global Security for such Subclass of Securities shall be required to deliver to the Trustee a written certification substantially in the form set forth in Exhibit E-1 hereto including such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and Euroclear to direct the Trustee to debit the account of a Depository Participant by a denomination of interests in such Regulation S Global Security, and credit the account of a Depository Participant by a denomination of interests in such Rule 144A Global Security, that is equal to the denomination of beneficial interests in the Subclass of Securities to be transferred. Upon delivery to the Certificate Registrar of such certification and orders and instructions, the Trustee, subject to and in accordance with the applicable procedures of the Depository, shall reduce the denomination of the Regulation S Global Security in respect of the applicable Subclass of Securities and increase the denomination of the Rule 144A Global Security for such Subclass by the denomination of the beneficial interest in such

Subclass specified in such orders and instructions. On or prior to the Release Date, beneficial interests in the Regulation S Global Security for each Subclass of Book-Entry Securities may be held only through Euroclear or Clearstream. The Regulation S Global Security for each Subclass of Book-Entry Securities shall be deposited with the Trustee as custodian for the Depository and registered in the name of Cede & Co. as nominee of the Depository.

None of the Depositor, the Trustee or the Certificate Registrar shall be obligated to register or qualify any Subclass of Securities under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Security or interest therein without registration or qualification.

With regard to a Security, no transfer of any such Security or interest therein shall be made to any Person, unless such Person represents that either (A) it is not (i) an “employee benefit plan” within the meaning of Section (3) of ERISA that is subject to Title I of ERISA, (ii) a plan, individual retirement account or other arrangement that is subject to Section 4975 of the Code or provisions under any other U.S. or non-U.S. federal, state, local or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), (iii) an entity whose underlying assets are deemed to constitute the assets of any of the foregoing described in clauses (i) and (ii) pursuant to ERISA or otherwise (each of the foregoing described in clauses (i), (ii) and (iii) being referred to as a “Plan”), or (iv) a person who is directly or indirectly purchasing or holding the Security or any interest therein on behalf of, as fiduciary of, as trustee of, or with assets of, any Plan or (B) its purchase, holding and disposition of such Security or and any interest therein will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or a similar violation of any applicable Similar Laws. Each Transferee of a Definitive security must provide the required representation and warranty, and each Transferee of an interest in a Book Entry Security will be deemed to have made the representation and warranty, in the preceding sentence. No transfer of any Security shall be made to any Person except in accordance with the provisions of this paragraph.

No service charge will be imposed for any transfer or exchange of this Security, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Security.

Notwithstanding the foregoing, for so long as this Security is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Security shall be made through the book-entry facilities of DTC, and accordingly, this Security shall constitute a Book-Entry Security.

The Agreement may be amended from time to time by the mutual agreement of the parties thereto, with the consent of the Holders of Securities entitled to not less than 51% of the Voting Rights allocated to each of the affected Classes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Securities; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received or advanced on the Mortgage Loan and/or any REO Properties which are required to be distributed on any Security, without the consent of the Holder of such Security, (ii) adversely affect in any material respect the interests of the Holders of any Class of Securities in a manner other than as described in clause (i) above, without the consent of the Holders of all Securities of such Class, or (iii) modify (A) the provisions of Section 11.01 of the Agreement, (B) any percentage of the Voting Rights specified in any other Section of the Agreement or (C) the definition of “Servicing Standard”, without the consent of the Holders of all Securities then outstanding. Notwithstanding any other provision of the Agreement, for purposes of the giving or withholding of consents pursuant to Section 11.01 of the Agreement, Securities registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to the same Voting Rights with respect to the matters described above as they would if registered in the name of any other Person. The Trustee shall not consent to any amendment to the Agreement unless it shall first have obtained or been furnished with an Opinion of Counsel (at the expense of the party requesting the amendment, or, if such amendment is requested by the Trustee with the consent of the Depositor (which consent shall not be unreasonably withheld), at the expense of the Trust Fund) to the effect that neither such amendment nor the exercise of any power granted to any party thereto in accordance with such amendment will result in an Adverse Tax Status Event. In addition, prior to the execution of any amendment to the Agreement, the Trustee and the Servicer shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Agreement. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Securities.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Security shall not be entitled to any benefit under the Agreement or be valid for any purpose.

The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

This Security shall be construed in accordance with the substantive laws of the State of New York applicable to agreements made and to be performed entirely in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

IN WITNESS WHEREOF, the Trustee has duly executed this Security in its capacity as the Trustee.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

By:
Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Subclass 2023-1A Securities referred to in the within-mentioned Agreement.

Dated:                         , 2023

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Certificate Registrar

By:
Authorized Officer

Signature Page for Reg S Specimen Certificate, 2023-1A

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(please print or typewrite name and address including postal zip code and assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Secured Tower Revenue Security and hereby authorizes(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Secured Tower Revenue Security of a like Subclass Percentage Interest and Subclass to the above named assignee and deliver such Secured Tower Revenue Security to the following address:

Dated: [ ]

Signature by or on behalf of Assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The Assignee should include the following for purposes of distribution:

Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to                                      for the account of                                     .

Distributions made by check (such check to be made payable to                                     ) and all applicable statements and notices should be mailed to                                     .

This information is provided by                                      the Assignee named above, or                                     , as its agent.

SCHEDULE A

SCHEDULE OF EXCHANGES IN GLOBAL SECURITY

The following exchanges of a part of this Global Security have been made:

Date of Exchange	Amount of Decrease in Security Principal Balance of this Global Security	Amount of Increase in Security Principal Balance of this Global Security	Security Principal Balance of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee or Securities Custodian

AMERICAN TOWER TRUST I

SECURED TOWER REVENUE SECURITIES, SERIES 2023-1

SUBCLASS 2023-1A

This is one of a series of secured tower revenue securities (collectively, the “Securities”), issued in multiple subclasses (each, a “Subclass”), which series of Securities evidences the entire beneficial ownership interest in the trust fund (the “Trust Fund”) consisting primarily of a single, monthly pay, non-recourse Mortgage Loan (as defined in the Agreement hereinafter referred to):

RULE 144A GLOBAL SECURITY

Pass-Through Rate: 5.490%	Subclass Principal Balance of the Subclass 2023-1A Securities as of the Closing Date: $1,300,000,000

Closing Date: March 13, 2023	Security Principal Balance of this Security as of the Closing Date: $[ ]

First Distribution Date:	Original Principal Balance of the Mortgage
April 2023	Loan as of the Closing Date: $1,894,900,000

Assumed Final Distribution Date: March 2028	Servicer:
Midland Loan Services, a Division of PNC Bank, National Association

Rated Final Distribution Date: March 2053	Trustee:
U.S. Bank Trust Company, National Association

Security No.: 2023-1A	CUSIP No.: 03027W AM4 ISIN No.: US03027WAM47

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (A “QUALIFIED INSTITUTIONAL BUYER”) WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT “RULE 144A”) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF PARAGRAPH (1), (2), (3) OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT OR AN ENTITY OWNED ENTIRELY BY OTHER ENTITIES THAT FALL WITHIN SUCH PARAGRAPHS IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (3) TO A NON-”U.S. PERSON” IN AN “OFFSHORE TRANSACTION”, AS DEFINED IN, AND IN ACCORDANCE WITH THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND ALL APPLICABLE FOREIGN SECURITIES LAWS.

EACH PURCHASER AND HOLDER OF THIS SECURITY OR ANY INTEREST HEREIN SHALL BE DEEMED (OR REQUIRED, IN THE CASE OF A DEFINITIVE SECURITY) TO REPRESENT AND WARRANT THAT EITHER (A) IT IS NOT (I) AN “EMPLOYEE BENEFIT PLAN” WITHIN THE MEANING OF SECTION (3) OF THE UNITED STATES EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, (II) A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR PROVISIONS UNDER ANY OTHER U.S. OR NON-U.S. FEDERAL, STATE, LOCAL OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, “SIMILAR LAWS”), (III) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO CONSTITUTE THE ASSETS OF ANY OF THE FOREGOING DESCRIBED IN CLAUSES (I) AND (II) PURSUANT TO ERISA OR OTHERWISE (EACH OF THE FOREGOING DESCRIBED IN CLAUSES (I), (II) AND (III) BEING REFERRED TO AS A “PLAN”), OR (IV) A PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING OR HOLDING THIS SECURITY OR ANY INTEREST THEREIN ON BEHALF OF, AS FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF, ANY PLAN OR (B) ITS PURCHASE, HOLDING AND DISPOSITION OF THIS SECURITY OR AND ANY INTEREST THEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-

EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR A SIMILAR VIOLATION OF ANY APPLICABLE SIMILAR LAWS.

THIS SECURITY DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN AMERICAN TOWER TRUST I, SPECTRASITE COMMUNICATIONS, LLC, MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION, U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, BARCLAYS CAPITAL INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. EXCEPT FOR THE GUARANTY OF THE REPAYMENT OF THE MORTGAGE LOAN PROVIDED BY AMERICAN TOWER HOLDING SUB, LLC (WHOSE ONLY MATERIAL ASSET IS THE EQUITY INTEREST IN AMERICAN TOWER ASSET SUB, LLC AND AMERICAN TOWER ASSET SUB II, LLC), AND BY AMERICAN TOWER GUARANTOR SUB, LLC (WHOSE ONLY MATERIAL ASSET IS THE EQUITY INTEREST IN AMERICAN TOWER HOLDING SUB, LLC), NEITHER THE SECURITIES NOR THE MORTGAGE LOAN IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR BY ANY OTHER PERSON.

THE OUTSTANDING SECURITY PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

This certifies that CEDE & CO. is the registered owner of the Subclass Percentage Interest evidenced by this Security (obtained by dividing the principal amount of this Security (its “Security Principal Balance”) as of the Closing Date by the Subclass Principal Balance of the Subclass of Securities to which this Security belongs) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Subclass 2023-1A Securities. The Trust Fund was created pursuant to a Trust and Servicing Agreement, dated as of May 4, 2007, among American Tower Depositor Sub, LLC, as depositor (the “Depositor”), Midland Loan Services, a Division of PNC Bank, National Association (as successor to The Bank of New York Mellon), as servicer (in such capacity, the “Servicer”) and U.S. Bank Trust Company, National Association, successor in interest to U.S. Bank National Association, successor in interest to Bank Of America, National Association, successor by merger to LaSalle Bank National Association, as trustee (the “Trustee”), as amended and restated by the First Amended and Restated Trust and Servicing Agreement, dated as of March 15, 2013, among the Depositor, the Servicer and the Trustee, as further amended and restated by the Second Amended and Restated Trust and Servicing Agreement, dated as of March 29, 2018 (the “Trust Agreement”), among the Depositor, the Servicer and the Trustee, as supplemented by the First Trust Agreement Supplement, dated as of March 29, 2018 among the Depositor, the Servicer and the Trustee, and by the Second Trust Agreement Supplement, dated as of March 13, 2023 (the Trust Agreement, as so amended and restated and so supplemented, the “Agreement”). To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Agreement. This Security is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Security by virtue of its acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, beginning on the first Distribution Date specified above, distributions will be made on the 15th day of each month or, if any such 15th day is not a Business Day, on the next succeeding Business Day (each, a “Distribution Date”) to the Person in whose name this Security is registered at the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs (the “Record Date”), in an amount equal to the product of the Subclass Percentage Interest evidenced by this Security and the amount required to be distributed to all the Holders of the Subclass of Securities to which this Security belongs on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Security will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if this Securityholder shall have provided the Trustee with wiring instructions no later than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of this Securityholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Security will be made in like manner, but only upon presentation and surrender of this Security at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

This Security shall accrue interest during each Interest Accrual Period on the Security Principal Balance of such Security at a rate per annum equal to the related Pass-Through Rate. Interest on each Subclass of Securities shall be calculated on a 30/360 Basis and, during each Interest Accrual Period, shall accrue at the Pass-Through Rate for such Subclass for such Interest

Accrual Period on the Subclass Principal Balance thereof outstanding immediately prior to the related Distribution Date.

The Securities are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loan, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account, the Collection Account, the Lock Box Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Securityholders, such purposes including the reimbursement of advances made, or certain expenses occurred, with respect to the Mortgage Loan and the payment of interest on such advances and expenses.

Any distribution to the Holder of this Security in reduction of the Security Principal Balance hereof is binding on such Holder and all future Holders of this Security and any Security issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such distribution is made upon this Security.

This Security is issuable in fully registered form only without coupons. As provided in the Agreement and subject to certain limitations therein set forth, this Security is exchangeable for new Securities of the same Subclass in authorized denominations evidencing the same aggregate Subclass Percentage Interest, as requested by the Holder surrendering the same.

No transfer, sale, pledge or other disposition of any Security or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.

If a transfer of any Security that constitutes a Definitive security is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Securities or a transfer of any Security by the Depositor or an Affiliate of the Depositor or a transfer of a Book-Entry Security to a successor Depository as contemplated by Section 5.03(c) of the Agreement), then the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Securityholder desiring to effect such transfer substantially in the form attached as Exhibit E-5 or Exhibit E-6 to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Servicer, the Trustee, or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Securityholder desiring to effect such transfer and/or such Securityholder’s prospective Transferee on which such Opinion of Counsel is based.

If a transfer of any interest in a Rule 144A Global Security is to be made without registration under the Securities Act to a Person who will take delivery of such interest in the form of Regulation S Global Security, then the Security Owner desiring to effect such transfer shall be required to deliver to the Trustee (i) a certificate substantially in the form attached as Exhibit E-1 to the Agreement, or (ii) such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and Euroclear to direct the Trustee to debit the account of a Depository Participant by a denomination of interests in such Rule 144A Global Security, and credit the account of a Depository Participant by a denomination of interests in such Regulation S Global Security, that is equal to the denomination of beneficial interests in the Subclass of Securities to be transferred. Upon delivery to the Certificate Registrar of such certification and such orders and instructions, the Trustee, subject to and in accordance with the applicable procedures of the Depository, shall reduce the denomination of the Rule 144A Global Security in respect of the applicable Subclass of Securities and increase the denomination of the Regulation S Global Security for such Subclass by the denomination of the beneficial interest in such Subclass specified in such orders and instructions. If a transfer of any interest in a Rule 144A Global Security is to be made without registration under the Securities Act, the Security Owner desiring to effect such transfer shall be deemed to have represented and warranted that all the certifications set forth in Exhibit E-1 hereto are, with respect to the subject Transfer, true and correct.

Notwithstanding the foregoing, any interest in a Rule 144A Global Security with respect to any Subclass of Book-Entry Securities may be transferred by any Security Owner holding such interest to any Institutional Accredited Investor (other than a Qualified Institutional Buyer) that takes delivery in the form of a Definitive security of the same Subclass as such Rule 144A Global Security upon delivery to the Certificate Registrar and the Trustee of (i) such certifications and/or opinions as are contemplated by the fourth paragraph of Section 5.02(b) of the Agreement and (ii) such written orders and instructions as are required under the applicable procedures of the Depository to direct the Trustee to debit the account of a Depository Participant by the denomination of the transferred interests in such Rule 144A Global Security. Upon delivery to the Certificate Registrar of the certifications and/or opinions contemplated by the fourth paragraph of Section 5.02(b) of the Agreement the Trustee, subject to and accordance with the applicable procedures of the Depository, shall reduce the denomination of the subject Rule 144A Global Security by the denomination of the transferred interests in such Rule 144A Global Security, and shall cause a Definitive security of the same Subclass as such Rule 144A Global Security, and in a denomination equal to the reduction in the denomination of such Rule 144A Global Security, to be executed, authenticated and delivered in accordance with the Agreement to the applicable Transferee.

Except as provided in the next paragraph, no beneficial interest in a Regulation S Global Security for any Subclass of Book-Entry Securities shall be transferred to any Person who takes delivery other than in the form of a beneficial interest in such Regulation S Global Security. On and prior to the Release Date, the Security Owner desiring to effect any Transfer to any Person who takes delivery in the form of a beneficial interest in the Rule 144A Global Security for such Subclass of Securities shall be required to deliver to the Trustee a written certification substantially in the form set forth in Exhibit E-1 hereto including such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and Euroclear to direct the Trustee to debit the account of a Depository Participant by a denomination of interests in such Regulation S Global Security, and credit the account of a Depository Participant by a denomination of interests in such Rule 144A Global Security, that is equal to the denomination of beneficial interests in the Subclass of Securities to be transferred. Upon delivery to the Certificate Registrar of such certification and orders and instructions, the Trustee, subject to and in accordance with the applicable procedures of the Depository, shall reduce the denomination of the Regulation S Global Security in respect of the applicable Subclass of Securities and increase the denomination of the Rule 144A Global Security for such Subclass by the denomination of the beneficial interest in such

Subclass specified in such orders and instructions. On or prior to the Release Date, beneficial interests in the Regulation S Global Security for each Subclass of Book-Entry Securities may be held only through Euroclear or Clearstream. The Regulation S Global Security for each Subclass of Book-Entry Securities shall be deposited with the Trustee as custodian for the Depository and registered in the name of Cede & Co. as nominee of the Depository.

None of the Depositor, the Trustee or the Certificate Registrar shall be obligated to register or qualify any Subclass of Securities under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Security or interest therein without registration or qualification.

With regard to a Security, no transfer of any such Security or interest therein shall be made to any, Person unless Person represents that represents that either (A) it is not (i) an “employee benefit plan” within the meaning of Section (3) of ERISA that is subject to Title I of ERISA, (ii) a plan, individual retirement account or other arrangement that is subject to Section 4975 of the Code or provisions under any other U.S. or non-U.S. federal, state, local or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), (iii) an entity whose underlying assets are deemed to constitute the assets of any of the foregoing described in clauses (i) and (ii) pursuant to ERISA or otherwise (each of the foregoing described in clauses (i), (ii) and (iii) being referred to as a “Plan”), or (iv) a person who is directly or indirectly purchasing or holding such Offered Securities or any interest therein on behalf of, as fiduciary of, as trustee of, or with assets of, any Plan or (B) its purchase, holding and disposition of such Offered Securities or and any interest therein will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or a similar violation of any applicable Similar Laws. Each Transferee of a Definitive security must provide the required representation and warranty, and each Transferee of an interest in a Book-Entry Security will be deemed to have the representation and warrant, in the preceding sentence. No transfer of any Security shall be made to any Person except in accordance with the provisions of this paragraph.

No service charge will be imposed for any transfer or exchange of this Security, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Security.

Notwithstanding the foregoing, for so long as this Security is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Security shall be made through the book-entry facilities of DTC, and accordingly, this Security shall constitute a Book-Entry Security.

The Agreement may be amended from time to time by the mutual agreement of the parties thereto, with the consent of the Holders of Securities entitled to not less than 51% of the Voting Rights allocated to each of the affected Classes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Securities; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received or advanced on the Mortgage Loan and/or any REO Properties which are required to be distributed on any Security, without the consent of the Holder of such Security, (ii) adversely affect in any material respect the interests of the Holders of any Class of Securities in a manner other than as described in clause (i) above, without the consent of the Holders of all Securities of such Class, or (iii) modify (A) the provisions of Section 11.01 of the Agreement, (B) any percentage of the Voting Rights specified in any other Section of the Agreement or (C) the definition of “Servicing Standard”, without the consent of the Holders of all Securities then outstanding. Notwithstanding any other provision of the Agreement, for purposes of the giving or withholding of consents pursuant to Section 11.01 of the Agreement, Securities registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to the same Voting Rights with respect to the matters described above as they would if registered in the name of any other Person. The Trustee shall not consent to any amendment to the Agreement unless it shall first have obtained or been furnished with an Opinion of Counsel (at the expense of the party requesting the amendment, or, if such amendment is requested by the Trustee with the consent of the Depositor (which consent shall not be unreasonably withheld), at the expense of the Trust Fund) to the effect that neither such amendment nor the exercise of any power granted to any party thereto in accordance with such amendment will result in an Adverse Tax Status Event. In addition, prior to the execution of any amendment to the Agreement, the Trustee and the Servicer shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Agreement. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Securities.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Security shall not be entitled to any benefit under the Agreement or be valid for any purpose.

The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

This Security shall be construed in accordance with the substantive laws of the State of New York applicable to agreements made and to be performed entirely in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

IN WITNESS WHEREOF, the Trustee has duly executed this Security in its capacity as the Trustee.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

By:

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Subclass 2023-1A Securities referred to in the within-mentioned Agreement.

Dated:                      , 2023

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Certificate Registrar

By:
Authorized Officer

Signature Page for Reg 144A Specimen Certificate, 2023-1A

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(please print or typewrite name and address including postal zip code and assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Secured Tower Revenue Security and hereby authorizes(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Secured Tower Revenue Security of a like Subclass Percentage Interest and Subclass to the above named assignee and deliver such Secured Tower Revenue Security to the following address:

[            ]

Signature by or on behalf of Assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The Assignee should include the following for purposes of distribution:

Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to                              for the account of                             .

Distributions made by check (such check to be made payable to                                 ) and all applicable statements and notices should be mailed to                                 .

This information is provided by                              the Assignee named above, or                             , as its agent.

SCHEDULE A

SCHEDULE OF EXCHANGES IN GLOBAL SECURITY

The following exchanges of a part of this Global Security have been made:

Date of Exchange	Amount of Decrease in Security Principal Balance of this Global Security	Amount of Increase in Security Principal Balance of this Global Security	Security Principal Balance of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee or Securities Custodian

SCHEDULE II

AMERICAN TOWER TRUST I

SECURED TOWER REVENUE SECURITIES, SERIES 2023-1

SUBCLASS 2023-1R

This is one of a series of secured tower revenue securities (collectively, the “Securities”), issued in multiple subclasses (each, a “Subclass”), which series of Securities evidences the entire beneficial ownership interest in the trust fund (the “Trust Fund”) consisting primarily of a single, monthly pay, non-recourse Mortgage Loan (as defined in the Agreement hereinafter referred to):

DEFINITIVE SECURITY

Pass-Through Rate:	Subclass Principal Balance of the
5.735%	Subclass 2023-1R Securities as of the Closing
Date: $68,500,000

Closing Date: March 13, 2023	Security Principal Balance of this Security as
of the Closing Date: $68,500,000

First Distribution Date:	Original Principal Balance of the Mortgage
April 2023	Loan as of the Closing Date: $1,894,900,000

Assumed Final Distribution Date: March 2028	Servicer:

Midland Loan Services, a Division of PNC Bank, National Association

Rated Final Distribution Date: March 2053	Trustee:
U.S. Bank Trust Company, National Association

Security No.: 2023-1R

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (A “QUALIFIED INSTITUTIONAL BUYER”) WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT “RULE 144A”) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF PARAGRAPH (1), (2), (3) OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT OR AN ENTITY OWNED ENTIRELY BY OTHER ENTITIES THAT FALL WITHIN SUCH PARAGRAPHS IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (3) TO A NON-”U.S. PERSON” IN AN “OFFSHORE TRANSACTION”, AS DEFINED IN, AND IN ACCORDANCE WITH THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND ALL APPLICABLE FOREIGN SECURITIES LAWS.

EACH PURCHASER AND HOLDER OF THIS SECURITY OR ANY INTEREST HEREIN SHALL BE DEEMED (OR REQUIRED, IN THE CASE OF A DEFINITIVE SECURITY) TO REPRESENT AND WARRANT THAT EITHER (A) IT IS NOT (I) AN “EMPLOYEE BENEFIT PLAN” WITHIN THE MEANING OF SECTION (3) OF THE UNITED STATES EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, (II) A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR PROVISIONS UNDER ANY OTHER U.S. OR NON-U.S. FEDERAL, STATE, LOCAL OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, “SIMILAR LAWS”), (III) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO CONSTITUTE THE ASSETS OF ANY OF THE FOREGOING DESCRIBED IN CLAUSES (I) AND (II) PURSUANT TO ERISA OR OTHERWISE (EACH OF THE FOREGOING DESCRIBED IN CLAUSES (I), (II) AND (III) BEING REFERRED TO AS A “PLAN”), OR (IV) A PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING OR HOLDING THIS SECURITY OR ANY INTEREST THEREIN ON BEHALF OF, AS FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF, ANY PLAN OR (B) ITS PURCHASE, HOLDING AND DISPOSITION OF THIS SECURITY OR AND ANY INTEREST THEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR A SIMILAR VIOLATION OF ANY APPLICABLE SIMILAR LAWS.

THIS SECURITY DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN AMERICAN TOWER TRUST I, SPECTRASITE COMMUNICATIONS, LLC, MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION, U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, BARCLAYS CAPITAL INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. EXCEPT FOR THE GUARANTY OF THE REPAYMENT OF THE MORTGAGE LOAN PROVIDED BY AMERICAN TOWER HOLDING SUB, LLC (WHOSE ONLY MATERIAL ASSET IS THE EQUITY INTEREST IN AMERICAN TOWER ASSET SUB, LLC AND AMERICAN TOWER ASSET SUB II, LLC),

AND BY AMERICAN TOWER GUARANTOR SUB, LLC (WHOSE ONLY MATERIAL ASSET IS THE EQUITY INTEREST IN AMERICAN TOWER HOLDING SUB, LLC), NEITHER THE SECURITIES NOR THE MORTGAGE LOAN IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR BY ANY OTHER PERSON.

THE OUTSTANDING SECURITY PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

This certifies that SPECTRASITE COMMUNICATIONS, LLC is the registered owner of the Subclass Percentage Interest evidenced by this Security (obtained by dividing the principal amount of this Security (its “Security Principal Balance”) as of the Closing Date by the Subclass Principal Balance of the Subclass of Securities to which this Security belongs) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Subclass 2023-1R Securities. The Trust Fund was created pursuant to a Trust and Servicing Agreement, dated as of May 4, 2007, among American Tower Depositor Sub, LLC, as depositor (the “Depositor”), Midland Loan Services, a Division of PNC Bank, National Association (as successor to The Bank of New York Mellon), as servicer (in such capacity, the “Servicer”) and U.S. Bank Trust Company, National Association, successor in interest to U.S. Bank National Association, successor in interest to Bank Of America, National Association, successor by merger to LaSalle Bank National Association, as trustee (the “Trustee”), as amended and restated by the First Amended and Restated Trust and Servicing Agreement, dated as of March 15, 2013, among the Depositor, the Servicer and the Trustee, as further amended and restated by the Second Amended and Restated Trust and Servicing Agreement, dated as of March 29, 2018 (the “Trust Agreement”), among the Depositor, the Servicer and the Trustee, as supplemented by the First Trust Agreement Supplement, dated as of March 29, 2018 among the Depositor, the Servicer and the Trustee, and by the Second Trust Agreement Supplement, dated as of March 13, 2023 (the Trust Agreement, as so amended and restated and so supplemented, the “Agreement”). To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Agreement. This Security is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Security by virtue of its acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, beginning on the first Distribution Date specified above, distributions will be made on the 15th day of each month or, if any such 15th day is not a Business Day, on the next succeeding Business Day (each, a “Distribution Date”) to the Person in whose name this Security is registered at the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs (the “Record Date”), in an amount equal to the product of the Subclass Percentage Interest evidenced by this Security and the amount required to be distributed to all the Holders of the Subclass of Securities to which this Security belongs on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Security will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if this Securityholder shall have provided the Trustee with wiring instructions no later than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of this Securityholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Security will be made in like manner, but only upon presentation and surrender of this Security at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

This Security shall accrue interest during each Interest Accrual Period on the Security Principal Balance of such Security at a rate per annum equal to the related Pass-Through Rate. Interest on each Subclass of Securities shall be calculated on a 30/360 Basis and, during each Interest Accrual Period, shall accrue at the Pass-Through Rate for such Subclass for such Interest

Accrual Period on the Subclass Principal Balance thereof outstanding immediately prior to the related Distribution Date.

The Securities are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loan, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account, the Collection Account, the Lock Box Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Securityholders, such purposes including the reimbursement of advances made, or certain expenses occurred, with respect to the Mortgage Loan and the payment of interest on such advances and expenses.

Any distribution to the Holder of this Security in reduction of the Security Principal Balance hereof is binding on such Holder and all future Holders of this Security and any Security issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such distribution is made upon this Security.

This Security is issuable in fully registered form only without coupons. As provided in the Agreement and subject to certain limitations therein set forth, this Security is exchangeable for new Securities of the same Subclass in authorized denominations evidencing the same aggregate Subclass Percentage Interest, as requested by the Holder surrendering the same.

No transfer, sale, pledge or other disposition of any Security or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.

If a transfer of any Security that constitutes a Definitive security is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Securities or a transfer of any Security by the Depositor or an Affiliate of the Depositor or a transfer of a Book-Entry Security to a successor Depository as contemplated by Section 5.03(c) of the Agreement), then the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Securityholder desiring to effect such transfer substantially in the form attached as Exhibit E-5 or Exhibit E-6 to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Securityholder desiring to effect such transfer and/or such Securityholder’s prospective Transferee on which such Opinion of Counsel is based.

None of the Depositor, the Trustee or the Certificate Registrar shall be obligated to register or qualify any Subclass of Securities under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Security or interest therein without registration or qualification.

With regard to a Security, no transfer of any such Security or interest therein shall be made to any retirement plan or other employee benefit plan, account or arrangement, subject to Title I of ERISA or Section 4975 of the Code or any similar provision of any other federal, state, local or non-U.S. law or regulation (each, a “Plan”), or a Person who is directly or indirectly purchasing or holding such Security or such interest therein on behalf of, as a fiduciary of, as trustee of, or with the assets of any Plan, unless such Plan or Person is deemed or required, as applicable, to represent that its purchasing or holding of such Security or interest therein will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or pursuant to one or more prohibited transaction statutory or administrative exemptions and will not violate any applicable provision of any federal, state, local or non-U.S. law or regulation which contains one or more provisions that are similar to such sections of ERISA or the Code (collectively, the “Similar Laws”) and (ii) with respect to each Plan that is subject to Title I of ERISA or Section 4975 of the Code (each, a “Covered Plan”), a fiduciary acting on behalf of the Covered Plan is causing it to acquire the Security or an interest therein and such fiduciary (A) is a bank, an insurance carrier, a registered investment adviser, a registered broker-dealer or an independent fiduciary with at least $50 million of assets under management or control, each as specified in the U.S. Code of Federal Regulations, 29 CFR section 2510.3-21(c)(1)(referred to herein as the “Fiduciary Rule”) (excluding, if the Covered Plan is an account of annuity described in Section 4975(E)(1)(B) through (F) of the Code, such as an individual retirement account (“IRA”) or a health savings account (“HSA”), the owner of such account or annuity or a relative of such owner); (B) is independent (for purposes of such Fiduciary Rule) of the Borrower, Parent Guarantor, Trust, Trustee, Servicer, Initial Purchasers, and their respective affiliates (the “Transaction Parties”); (C) is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies, including the Covered Plan’s transactions with the Transaction Parties in connection with the Security; (D) has been advised that none of the Transaction Parties have undertaken or will undertake to provide impartial investment advice, or has given or will give advice in a fiduciary capacity, in connection with the Covered Plan’s transactions with the transaction parties; (E) is a “fiduciary” under Section 3(21)(a) of ERISA or Section 4975(e)(3) of the Code, or both, as applicable, with respect to, and is responsible for exercising independent judgment in evaluating, the Covered Plan’s transactions with the Transaction Parties; and (F) (x) understands and acknowledges the existence and nature of the financial interests of the Transaction Parties in connection with the transactions contemplated in connection with the Security and (y) understands, acknowledges and agrees that no such fee or other compensation is a fee or other compensation for the provision of investment advice, and that none of the Transaction Parties has received or will receive a fee or other compensation from the Covered Plan or such fiduciary for the provision of investment advice (rather than other services) in connection with the Covered Plan’s transactions with the Transaction Parties in connection with the Security. Each Transferee of a Definitive security will be required to represent and warrant that either (i) it is not a Plan or any Person who is directly or indirectly purchasing or holding such Security on behalf of, as a fiduciary of, or with the assets of any Plan or (ii) its purchase and holding of such Security or any interest therein will not constitute a non-exempt prohibited transaction under Section 406 of ERISA and Section 4975 of the Code pursuant to one or more prohibited transaction statutory or administrative exemptions and will not violate any applicable provision of any Similar Laws and (ii) with respect to each Covered Plan, a fiduciary acting on behalf of the Covered Plan is causing it to acquire the Security or an interest therein and such fiduciary (A) is a bank, an insurance carrier, a registered investment adviser, a registered broker-dealer or an independent fiduciary with at least $50 million of assets under management or control, each as specified in the Fiduciary Rule (excluding, if the Covered Plan is an account of annuity described in Section 4975(E)(1)(B) through (F) of the Code, such as an IRA or a HSA, the owner of such account or annuity or a relative of such owner); (B) is independent (for purposes of such Fiduciary Rule) of the Transaction Parties; (C) is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies, including the Covered Plan’s transactions with the Transaction Parties in connection with the Security; (D) has been advised that none of the Transaction Parties have undertaken or will undertake to provide impartial investment advice, or has given or will give advice in a fiduciary capacity, in connection with the Covered Plan’s transactions with the transaction parties; (E) is a “fiduciary” under Section 3(21)(a) of ERISA or Section 4975(e)(3) of the Code, or both, as applicable, with respect to, and is responsible for exercising independent judgment in evaluating, the Covered Plan’s transactions with the Transaction Parties; and (F) (x) understands and acknowledges the existence and nature of the financial interests of the Transaction Parties in connection with the transactions contemplated in connection with the Security and (y) understands, acknowledges and agrees that no such fee or other compensation is a fee or other compensation for the provision of investment advice, and that none of the Transaction Parties has received or will receive a fee or other compensation from the Covered Plan or such fiduciary for the provision of investment advice (rather than other services) in connection with the Covered Plan’s transactions with the Transaction Parties in connection with the Security. Any Transferee of a Definitive security that does not provide the required representation and warranty will be deemed to have made one of the representations in the preceding sentence. No transfer of any Security shall be made to any Plan or to any person who is directly or indirectly acquiring such Security on behalf of, as fiduciary of, as trustee of, or with the assets of, a Plan, except in each such case, in accordance with the provisions of this Subsection (c). Any attempted or purported transfer of a Security in violation of this Subsection (c) will be null and void and vest no rights in any purported Transferee.

No service charge will be imposed for any transfer or exchange of this Security, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Security.

The Agreement may be amended from time to time by the mutual agreement of the parties thereto, with the consent of the Holders of Securities entitled to not less than 51% of the Voting Rights allocated to each of the affected Classes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Securities; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received or advanced on the Mortgage Loan and/or any REO Properties which are required to be distributed on any Security, without the consent of the Holder of such Security, (ii) adversely affect in any material respect the interests of the Holders of any Class of Securities in a manner other than as described in clause (i) above, without the consent of the Holders of all Securities of such Class, or (iii) modify (A) the provisions of Section 11.01 of the Agreement, (B) any percentage of the Voting Rights specified in any other Section of the Agreement or (C) the definition of “Servicing Standard”, without the consent of the Holders of all Securities then outstanding. Notwithstanding any other provision of the Agreement, for purposes of the giving or withholding of consents pursuant to Section 11.01 of the Agreement, Securities registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to the same Voting Rights with respect to the matters described above as they would if registered in the name of any other Person. The Trustee shall not consent to any amendment to the Agreement unless it shall first have obtained or been furnished with an Opinion of Counsel (at the expense of the party requesting the amendment, or, if such amendment is requested by the Trustee with the consent of the Depositor (which consent shall not be unreasonably withheld), at the expense of the Trust Fund) to the effect that neither such amendment nor the exercise of any power granted to any party thereto in accordance with such amendment will result in an Adverse Tax Status Event. In addition, prior to the execution of any amendment to the Agreement, the Trustee and the Servicer shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Agreement. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Securities.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Security shall not be entitled to any benefit under the Agreement or be valid for any purpose.

The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

This Security shall be construed in accordance with the substantive laws of the State of New York applicable to agreements made and to be performed entirely in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

IN WITNESS WHEREOF, the Trustee has duly executed this Security in its capacity as the Trustee.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

By:
Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Subclass 2023-1R Securities referred to in the within-mentioned Agreement.

Dated:                         , 2023

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Certificate Registrar

By:
Authorized Officer

Signature Page for Specimen Definitive Certificate, 2023-1R

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(please print or typewrite name and address including postal zip code and assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Secured Tower Revenue Security and hereby authorizes(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Secured Tower Revenue Security of a like Subclass Percentage Interest and Subclass to the above named assignee and deliver such Secured Tower Revenue Security to the following address:

Dated: [                    ]

Signature by or on behalf of Assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The Assignee should include the following for purposes of distribution:

Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to                                      for the account of                                              .

Distributions made by check (such check to be made payable to                                     ) and all applicable statements and notices should be mailed to                                          .

This information is provided by                                  the Assignee named above, or                                          , as its agent.